Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 31, 2009, by and between Novavax, Inc., a Delaware corporation with its headquarters located at 9920 Belward Campus Drive, Rockville, Maryland 20850 (the “Company”), and Satellite Overseas (Holdings) Limited (together with its affiliates and any assignee or transferee of all of its rights hereunder, the “Investor”).
WHEREAS:
          In connection with the Stock Purchase Agreement by and between the parties hereto of even date herewith (the “Stock Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Investor 12,500,000 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”); and
          To induce the Investor to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:
          1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
               (a) “Affiliate” means, with respect to any individual, corporation, limited liability company, partnership, association, trust, or any other entity (in each case, a “Person”), any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.
               (b) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
               (c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
               (d) “SEC” means the Securities and Exchange Commission.
               (e) “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
               (f) “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

               (g) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          2. Registration Rights
               (a) Demand Registration Rights.
                    (i) If the Company shall receive, at any time after December 31, 2009, a written demand from the Investor that the Company file a registration statement under the Securities Act, then the Company shall:
                         (1) as soon as practicable, but in any event within sixty (60) days of the receipt of such request, file a registration statement under the Securities Act covering all of the Shares which the Investor requests to be registered; and
                         (2) use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable.
                    (ii) Notwithstanding the foregoing, if the Company shall furnish to the Investor requesting a registration statement pursuant to this Section 2(a) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company it would be materially detrimental to the Company and its stockholders for such registration statement to become effective or to remain effective as long as such registration statement would otherwise be required to remain effective because such action would (i) materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company, (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company shall have the right to defer taking action with respect to such filing for a period of not more than forty-five (45) days after receipt of the request of the Investor; provided, however, that the Company may not utilize this right more than twice in any twelve-month period and provided further that the Company shall not register any securities for the account of itself or any other stockholder during any such forty-five (45) day period other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
                    (iii) All expenses incurred in connection with a registration requested pursuant to this Section 2(a) shall be paid as set forth in Section 2(f) hereof.
                    (iv) Notwithstanding anything in this Section 2(a) to the contrary, the Company shall only be required to consummate one (1) offering pursuant to this Section 2(a) during any three (3) year period. A registration statement shall not be counted until such time as such registration statement has been declared effective by the SEC (unless the Investor withdraws its request for such registration (other than as a result of information concerning the business or financial condition or prospects of the Company which is made known to the Investor after the date on which such registration was requested) and elects not to pay the registration expenses therefor pursuant to Section 2(f).
                    (v) If the Investor intends to distribute the Shares covered by its request by means of an underwriting, the Investor shall so advise the Company as part of its request.
               (b) Piggyback Registration.
                    (i) If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investor) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) (a “Piggyback Registration”), the Company shall, at such time, promptly give the Investor written notice of such registration. Upon the written request of the Investor given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 2(e), cause to be registered under the Securities Act all of the Shares that the Investor has requested to be included in such Piggyback Registration. The Company shall pay the expenses of any such Piggyback Registration as set forth in Section 2(g) hereof. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) prior to the effectiveness of such registration whether or not the Investor has elected to include Shares in such registration. The expenses of such withdrawn registration shall be borne by the Company.
                    (ii) In the event that the Investor elects to participate in a Piggyback Registration that is effected by the Company for a stockholder of the Company other than the Investor, the Investor agrees to consider in good faith waiving its rights to participate in such Piggyback Registration if the Company informs the Investor of its good faith opinion that the inclusion of the Shares in such offering would be detrimental to the offering.
               (c) Obligations of the Company. Whenever required under this Section 2 to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:
                    (i) prepare and file with the SEC a registration statement with respect to such Shares and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Investor, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Investor refrains from selling any securities included in such registration at the request of an underwriter of

Common Stock (or other securities) of the Company and (ii) in the case of any registration of the Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Shares are sold;
                    (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;
                    (iii) furnish to the Investor (a) a draft copy of the registration statement and (b) such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Shares owned by it;
                    (iv) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
                    (v) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;
                    (vi) provide a transfer agent and registrar for all Shares registered pursuant hereunder and a CUSIP number for all such Shares, in each case not later than the effective date of such registration;
                    (vii) notify the Investor, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;
                    (viii) after such registration statement becomes effective, notify the Investor of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
                    (ix) notify the Investor, at any time when a prospectus relating such registration statement is required to be delivered under the Act, of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                    (x) to the extent not already listed, cause all Shares registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and
                    (xi) use its reasonable best efforts to furnish, at the request of the Investor, on the date that Shares are delivered to the underwriters for sale in connection with an underwritten registration pursuant to Section 2(b), if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such Shares becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the underwriters and to the Investor, and (ii) a “comfort” letter dated as of such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the Investor, provided, however, that such “comfort” letter shall be at the Investor’s own expense.
               (d) Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Shares that the Investor shall furnish to the Company such information regarding itself, the Shares held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Shares.
               (e) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2(b), the Company shall not be required to include any of the Shares in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and its underwriters. If the total number of securities, including the Shares, requested by stockholders to be included in such offering exceeds the amount of securities to be sold, other than by the Company, that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering , except that no securities held by the Investor shall be excluded until all securities held by all other Persons other than the Company have been excluded.
               (f) Expenses of Demand Registration. All expenses, other than taxes, underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 2(a), including (without limitation) all registration, filing and qualification fees (including “blue sky” fees), printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Investor shall be borne equally by the Company and the Investor; provided, however, that the Investor shall not be required to pay any such expenses in excess of $20,000 per each registration requested pursuant to Section 2(a); provided further, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2(a) if the registration request is subsequently withdrawn at the request of the Investor; and

provided further, however, that if at the time of such withdrawal, the Investor has learned of information concerning the business or financial condition or prospects of the Company not known to the Investor at the time of its request and has withdrawn the request with reasonable promptness after learning of such information, then the Investor shall not be required to pay any of such expenses and shall retain its rights pursuant to Section 2(a).
               (g) Expenses of Piggyback Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Shares with respect to the registrations pursuant to Section 2(b) hereof for the Investor, including (without limitation) all registration, filing, and qualification fees (including “blue sky” fees), printers and accounting fees relating or apportionable thereto and the fees and disbursements, of counsel for the Investor as selected by it, but excluding taxes, underwriting discounts and commissions relating to Shares.
               (h) Indemnification. In the event any Shares are included in a registration statement under this Section 2:
                    (i) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, and the partners, members, officers, directors, and stockholders of the Investor; legal counsel and accountants for the Investor; any underwriter (as defined in the Securities Act) for the Investor; and each Person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages (as defined below), and the Company will pay to the Investor, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred by them in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2(h)(i) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of the Investor, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.
                    (ii) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, and any underwriter (as defined in the Securities Act), against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of the Investor expressly for use in connection with such registration; and the Investor will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred by them in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2(h)(ii) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld;

and provided further that in no event shall the aggregate amounts payable by the Investor by way of indemnity or contribution under Sections 2(h)(ii) and 2(h)(iv) exceed the proceeds from the offering received by the Investor (net of any underwriting discounts and commissions paid by the Investor), except in the case of fraud or willful misconduct by the Investor.
                    (iii) Promptly after receipt by an indemnified party under this Section 2(h) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2(h), give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(h), to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2(h).
                    (iv) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2(h) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2(h) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2(h), then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) the Investor will be required to contribute any amount in excess of the public offering price of all such Shares offered and sold by the Investor pursuant to such registration statement and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the Investor’s liability pursuant to this Section 2(h)(iv), when combined with the amounts paid or payable by the Investor pursuant to Section 2(h)(ii), exceed the proceeds from the offering received by the Investor (net of any underwriting discounts and selling commissions paid by the Investor), except in the case of willful misconduct or fraud by the Investor.
                    (v) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and the Investor under this Section 2(h) shall survive the completion of any offering of Shares in a registration statement under this Section 2, and otherwise and shall survive the termination of this Agreement.
                    (vi) As used in this Section 2, “Damages” means any loss, damage, or liability (joint or several) to which a Person may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
               (i) Reports Under Exchange Act. With a view to making available to the Investor the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:
                    (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;
                    (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
                    (iii) furnish to the Investor, so long as the Investor owns Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).
               (j) Assignment of Registration Rights. The Investor may not assign the rights under this Agreement to any Person that is not an Affiliate of the Investor.
               (k) “Lockup” Agreement. In any underwritten registration in which the Investor participates, the Investor shall execute a reasonable and customary “lockup” agreement as required by the underwriters; provided, however, that such agreement is no more restrictive than the form of agreement required by the underwriters of the other participants in the offering and the directors and officers of the Company.
               (l) Limitation on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Section 2(b), unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of Shares held by the Investor that are included.
               (m) Termination of Registration Rights. The rights set forth in this Article 2 shall terminate on the first date on which all Shares held by the Investor and its Affiliates may be sold in any ninety (90) day period without registration in compliance with SEC Rule 144.
          3. Miscellaneous.
               (a) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.
               (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
               (c) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
               (d) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two (2) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address or facsimile number as set forth on the signature page hereto, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 3(d). If notice is given to the Company, a copy shall also be sent to Ballard Spahr Andrews & Ingersoll, LLP, Attn: Jennifer Miller, Esq., 1735 Market Street, 51st Floor, Philadelphia, PA 19103, facsimile (215) 864-8999. If notice is given to the Investor, a copy shall also be sent to Morrison & Foerster, LLP, Attn: Nicholas J. Spiliotes, Esq., 2000 Pennsylvania Avenue N.W., Suite 5500, Washington, DC 20006, facsimile (202) 887-0763.
               (e) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Investor.
               (f) Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
               (g) Aggregation of Stock. All Shares held or acquired by an Affiliate of an Investor shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
               (h) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.
               (i) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

Novavax, Inc.
By:	/s/ Rahul Singhvi
Rahul Singhvi
President and Chief Executive Officer 9920 Belward Campus Drive Rockville, Maryland 20850 Fax No.: 240-268-2128

Satellite Overseas (Holdings) Limited
By:	/s/ Rajiv I. Modi
Rajiv I. Modi
Director c/o Barleigh Wells Limited, 7 Hill Street, Douglas, Isle of Man, United Kingdom Im1 1EF Fax No.: +44 20 7491 5102

Registration Rights Agreement